(ICON)
Prudential
Special
Money
Market
Fund, Inc.

Money Market Series
ANNUAL
REPORT

June 30, 1998
(LOGO)

Prudential Special Money Market Fund, Inc.
Money Market Series

Performance At A Glance.
The first six months of 1998 saw yields on short-term securities fluctuate as investors attempted to anticipate Federal Reserve Board intentions. This created several buying opportunities that your Prudential Special Money Market Fund used to its advantage. Your Fund offered attractive yields, maintained a high credit quality, and a stable $1 net asset value. On June 30, 1998, your Fund's seven-day current yield stood at 4.98% compared to 4.94% for the average money market fund tracked by IBC Financial Data.

Fund Facts                                            As of 6/30/98

                      7-Day           Net Asset          Weighted Avg.    Net Assets
                     Current Yld.    Value (NAV)          Mat. (WAM)      (Millions)
Special Money
Market Fund, Inc.      4.98%             $1                 75 Days         $214

IBC Financial Data
Money Fund Avg.
(General Purpose**)    4.94%             $1                 63 Days         N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value.

**IBC Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the International Business Communication (IBC) Financial Data Money Fund Average (General Purpose--Taxable 1st & 2nd Tier) category as of June 30, 1998.

Money Fund Yields Peaked, Then Stabilized At Lower Levels.

-- Prudential Special Money Market Fund
// IBC Financial Data Money Fund Avg. (General Purpose - Taxable 1st &
   2nd Tier)
             (GRAPH)

        How Investments Compared.
            (As of 6/30/98)
                 (GRAPH)

  U.S.       General        General        U.S.
Growth        Bond         Muni Debt      Taxable
Funds         Funds          Funds       Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Robert Browne, Fund Manager
Portfolio
Manager's Report
(PHOTO)

The Prudential Special Money Market Fund -- Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the United States and foreign countries. Maturities can range from one day to a maximum of 13 months. There can be no assurance that the Fund will achieve its investment goal.

A Word About Quality.
As of June 30, 1998, substantially all of the portfolio's investments were rated in the highest category by at least two major, independent rating agencies or, if not rated, were deemed to be of equivalent credit quality by our credit research staff. Investments deemed to be of equivalent credit quality are reported to the Board of Directors.

Strategy Session.

Managing Expectations.
Our strategy over the past year was to take advantage of attractive buying opportunities when they occurred.

For example, overdone swings in investor sentiment can provide buying opportunities; the key is to be properly positioned to take advantage of them -- and we were. Late in the fourth quarter of 1997, we made term purchases that gave us the flexibility to "sit out" the January market rally and avoid purchases of lower-yielding securities. In January, investors believed that the deepening Asian economic crisis would slow the U.S. economy. Such a development might force the central bank to ease monetary policy to stimulate growth. However, the continued strength of the American economy, plus some "balanced" comments by Federal Reserve Board Chairman Alan Greenspan in late February, abruptly dispelled the notion that the Fed would lower short-term interest rates anytime soon.

As a result, investor sentiment changed and money market rates moved higher. We were properly positioned in February to take advantage of shifting investor sentiment by purchasing one-year term securities at attractive prices and higher yields.

For much of the second quarter, large U.S. Treasury paydowns on debt kept a lid on short-term rates. However, as the reporting period ended, a number of technical market factors converged to create an opportunity to buy securities at what we considered to be "fire sale" prices. We used the occasion to reposition the Fund's weighted average maturity (WAM) to be longer than the competitive average.

What Went Well.

Riding Out The Wave.
In January, some investors believed the Asian crisis would hurt U.S. economic growth enough to prompt a reduction in the federal funds rate, which is the rate that banks charge each other for overnight loans. Lowering this key rate would help revitalize the domestic economy. However, investors overreacted to the possibility of a federal funds rate cut by driving yields on short-term debt sharply lower in January.

Fortunately for us, we had lengthened the Fund's WAM in December 1997 by purchasing higher-yielding securities. This permitted us to "ride out the wave." In other words, we were able to avoid having to purchase lower-yielding securities in January to the extent of our competitors. Instead, we waited until after Federal Reserve Chairman Greenspan's remarks in late February to buy higher yielding, one-year term securities that extended the WAM until it was slightly longer than the average comparable fund.

And Not So Well.
Will Rates Ever Go Up?
It's been more than a year since the Federal Reserve last raised the key federal funds rate to 5.50% from 5.25% on March 25, 1997. While central bankers apparently have a bias to raise rates, the economic conditions -- namely inflationary pressures -- have not been there to justify an increase. Unfortunately, a prolonged period of stable short-term interest rates will limit attractive investment opportunities for your Fund.

Looking Ahead.
Despite the strong domestic economy, the absence of inflationary pressures, combined with the economic slowdown in Asia, should keep the Federal Reserve from moving on interest rates for the next several months, in our opinion. Still, Federal Reserve Chairman Greenspan recently warned that higher inflation remains more of a risk than recession in the U.S.

We will manage the Fund to maintain an attractive return while continuing to look for situations of overdone market sentiment that create buying opportunities and lock in higher yields for you.

Weighted Average Maturity Compared
        To The Average Fund.
              (GRAPH)

-------------------------------------------------------------------------------
                                    1

President's Letter                                          August 4, 1998
                             Managing Expectations.
(PHOTO)
Dear Shareholder:
For nearly eight years we've enjoyed above-average, double-digit returns from stocks--a bull market of unprecedented duration. As a result, many of us have grown accustomed to seeing the Dow Jones Industrial Average, the S&P 500 and other market indexes set new records. That's why the fluctuations normally seen in financial markets may take investors by surprise.

Although the media has given ample coverage to the factors that have caused concern in 1998, we'd like to remind you that there is also good news to report: the US economy is healthy and continues to grow. Inflation remains subdued and employment is strong.

Even with a sound economy, it isn't easy to maintain your investment discipline when the market is fluctuating. Here are some thoughts that may help:

- Manage Your Expectations. Experienced mutual fund investors understand that financial markets rise and fall. Over time, however, stocks and bonds have produced attractive returns that have kept ahead of inflation.

- Don't Invest Emotionally. If you have long-term (several years or longer) investment goals, it may be counter-productive to sell an investment in reaction to short-term market fluctuation. Over the course of several years, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- Diversification Lessens Risk. Market sectors seldom move in tandem. A well-diversified portfolio that includes stock, bond, and money market mutual funds can lessen the effects of market volatility over time.

- We're On Your Side. Your Prudential professional can help you understand what's happening in the markets. He or she can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call your Prudential professional today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------
                                  2

Portfolio of Investments            PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
as of June 30, 1998                 MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)              Description             Value (Note 1)
------------------------------------------------------------
Bank Notes--6.1%
                American Express Centurion Bank
   $7,000(a)    5.7063%, 7/21/98                    $  7,000,967
                Key Bank N.A.
    2,000       5.52%, 9/18/98                         1,999,174
    1,000(a)    5.6540%, 7/13/98                       1,000,301
                U.S. Bank, N.A.
    3,000(a)    5.5523%, 7/15/98                       2,999,369
                                                    ------------
                                                      12,999,811
------------------------------------------------------------
Certificates Of Deposit - Domestic--0.9%
                Morgan Guaranty Trust Co.
    2,000       5.87%, 8/6/98                          1,999,943
                                                    ------------
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--3.3%
                Abbey National Treasury Services, PLC
    5,000       5.58%, 9/18/98                         4,999,882
                Westdeutsche Landesbank Girozentrale
    2,000       5.82%, 8/3/98                          1,999,860
                                                    ------------
                                                       6,999,742
------------------------------------------------------------
Certificates Of Deposit - Yankee--23.8%
                Barclays Bank, PLC
    6,000(a)    5.5213%, 7/2/98                        5,995,635
                Bayerische Landesbank
                   Girozentrale
    5,000(a)    5.5525%, 7/30/98                       4,996,011
                Bayerishe Hypotheken Und
                   Wechsel Bank
    5,000       5.94%, 10/22/98                        4,999,112
                Canadian Imperial Bank of
                   Commerce
    4,000       5.55%, 2/10/99                         3,998,823
                Credit Agricole Indosuez
    3,000       5.87%, 8/10/98                         2,999,843
    4,000       5.66%, 3/23/99                         3,998,608
    2,000       5.75%, 4/16/99                         2,000,538
                Deutsche Bank
    5,000       5.57%, 2/26/99                         4,998,423
    5,000       5.63%, 2/26/99                         4,997,668
                Dresdner Bank, A.G.
   $3,000       5.76%, 7/31/98                      $  2,999,659
                Societe Generale
    1,000(a)    5.775%, 9/11/98                          999,915
                Svenska Handelsbanken, Inc.
    2,000       5.60%, 9/24/98                         2,000,023
                Swiss Bank Corp.
    6,000       5.74%, 6/11/99                         5,996,742
                                                    ------------
                                                      50,981,000
------------------------------------------------------------
Commercial Paper--39.6%
                Associates Corp. of North
                   America,
      600       5.49%, 1/28/99                           599,537
                American General Finance Corp.
    2,000       5.53%, 9/18/98                         1,975,730
                Barton Capital Corp.
      607       5.60%, 7/20/98                           605,206
                BBL North America, Inc.
    3,000       5.52%, 8/19/98                         2,979,760
    4,700       5.53%, 8/25/98                         4,660,292
                Bradford & Bingley Building
                   Society
    5,000       5.52%, 9/24/98                         4,934,833
                CIT Group Holdings, Inc.
    2,000       5.57%, 8/27/98                         1,982,362
                Coca-Cola Enterprises, Inc.
    5,000       5.53%, 9/24/98                         4,934,715
                Colonial Pipeline Co.
    2,000       5.57%, 8/27/98                         1,982,362
                Commercial Credit Co.
    1,010       5.52%, 8/19/98                         1,002,412
                Commonwealth Bank of Australia
                   Series A
      584       6.35%, 7/1/98                            584,000
                Countrywide Home Loan, Inc.
    1,000       5.60%, 7/28/98                           995,800
    1,000       5.60%, 7/31/98                           995,333
                du Pont (E. I.) De Nemours
                   & Co., Inc.
    2,000       5.60%, 8/13/98                         1,986,622
                Eastman Kodak Co.
    5,993       5.80%, 7/16/98                         5,978,517
    2,093       5.60%, 8/27/98                         2,074,442

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments            PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
as of June 30, 1998                 MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)              Description             Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
                First Data Corp.
   $3,000       5.52%, 9/15/98                      $  2,965,040
                General Electric Capital Corp.
    5,000       5.52%, 8/19/98                         4,962,433
    2,000       5.53%, 9/11/98                         1,977,880
    1,400       8.125%, 2/1/99                         1,420,058
                Household Finance Corp.
    1,000       6.00%, 7/7/98                            998,833
                ING America Insurance
                   Holdings, Inc.
    5,000       5.54%, 8/12/98                         4,967,684
                Monte Rosa Capital Corp.
    3,000       5.60%, 8/25/98                         2,974,333
                Nordbanken North America, Inc.
    2,000       5.52%, 8/4/98                          1,989,573
                Norwest Corp.
    3,000       5.57%, 7/23/98                         2,989,788
                Salomon Smith Barney Holdings,
                   Inc.
    5,000       5.55%, 8/24/98                         4,958,375
                Svenska Handelsbanken, Inc.
    2,000       5.53%, 8/10/98                         1,987,711
                Thunder Bay Funding, Inc.
    2,000       5.70%, 7/9/98                          1,997,467
                Windmill Funding Corp.
    6,700       5.59%, 8/7/98                          6,661,507
                Wood Street Funding Corp.
    6,000       6.00%, 7/7/98                          5,994,000
                                                    ------------
                                                      85,116,605
------------------------------------------------------------
Other Corporate Obligations--27.8%
                Asset Backed Securities Trust
    2,851(a)    5.6563%, 7/22/98                       2,850,639
                CoreStates Capital Corp.
    1,000(a)    5.6123%, 7/1/98                        1,000,000
                General Motors Acceptance Corp.
    2,000(a)    5.6988%, 8/3/98                        1,999,656
    6,000(a)    5.5675%, 9/21/98                       5,998,475
                Goldman, Sachs Group L.P.
   13,000(a)    5.8125%, 9/17/98
                   (cost $13,000,000; date
                   purchased 6/25/97)(c)              13,000,000
                International Lease Finance Corp.
      100       7.30%, 9/21/98                      $    100,257
                Liquid Asset Backed Securities
                   Trust
    1,706(a)    5.6563%, 7/27/98                       1,705,875
                Merrill Lynch & Co., Inc.
    1,000(a)    5.6163%, 7/8/98                          999,973
                Morgan Stanley, Dean Witter,
                   Discover & Co.
    1,000(a)    5.8516%, 7/15/98                       1,000,000
   10,000(a)    5.85938%, 8/14/98                     10,000,000
                Restructured Asset Securities
                   Enhanced Return
    7,000(a)    5.6463%, 7/28/98                       7,000,000
    1,000(a)    5.6875%, 7/31/98
                   (cost $1,000,000; date
                   purchased 4/2/98)(c)                1,000,000
                Short Term Repackaged Asset Trust
    3,000(a)    5.6783%, 7/15/98
                   (cost $3,000,000; date
                   purchased 12/11/97)(c)              3,000,000
                Strategic Money Market Trust
    9,000(a)    1997-A 5.6875%, 9/23/98                9,000,000
    1,000(a)    1997-X 5.6563%, 7/13/98                1,000,000
                                                    ------------
                                                      59,654,875
------------------------------------------------------------
Total Investments--101.5%
                (amortized cost $217,751,976(b))     217,751,976
                Liabilities in excess of other
                   assets--(1.5%)                     (3,272,082)
                                                    ------------
                Net Assets--100%                    $214,479,894
                                                    ------------
                                                    ------------

---------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The cost basis for federal income tax purposes is the same as that used for financial statement purposes.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $17,000,000. The aggregate value ($17,000,000) is approximately 7.9% of net assets.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Portfolio of Investments as of June 30, 1998
------------------------------------------------------------
------------------------------------------------------------
The industry classification of portfolio holdings shown as a percentage of net assets as of June 30, 1998 was as follows:
Banks                                                   54.7%
Security Brokers & Dealers                              15.9
Asset-Backed Securities                                  9.3
Finance Lessors                                          4.7
Business Credit Institutions                             4.1
Personal Credit Institutions                             3.7
Photographic Equipment                                   3.1
Beverages                                                2.3
Electric, Industrial                                     1.9
Mortgage Bankers                                         0.9
Federal Credit Agencies                                  0.9
                                                       -----
                                                       101.5
Liabilities in excess of other assets                   (1.5)
                                                       -----
                                                         100%
                                                       -----
                                                       -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Statement of Assets and Liabilities  MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                            June 30, 1998
                                                                                                                  -------------
Investments, at amortized cost which approximates market value..............................................      $217,751,976
Cash........................................................................................................            13,503
Receivable for Series shares sold...........................................................................         3,162,583
Interest receivable.........................................................................................         1,429,383
Prepaid expenses............................................................................................             4,547
                                                                                                                  -------------
   Total assets.............................................................................................       222,361,992
                                                                                                                  -------------
Liabilities
Payable for Series shares reacquired........................................................................         7,382,551
Dividends payable...........................................................................................           220,520
Accrued expenses............................................................................................           178,052
Management fee payable......................................................................................           100,975
                                                                                                                  -------------
   Total liabilities........................................................................................         7,882,098
                                                                                                                  -------------
Net Assets..................................................................................................      $214,479,894
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, $0.001 par value per share.................................................................      $    214,480
   Paid-in capital in excess of par.........................................................................       214,265,414
                                                                                                                  -------------
Net assets, June 30, 1998...................................................................................      $214,479,894
                                                                                                                  -------------
                                                                                                                  -------------
Net asset value, offering price and redemption price per share
   ($214,479,894 / 214,479,894 shares of common stock issued and outstanding; two billion shares authorized).            $1.00
                                                                                                                         -----
                                                                                                                         -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                            June 30, 1998
Income
   Interest and discount earned...............    $13,871,028
                                                 -------------
Expenses
   Management fee.............................      1,195,235
   Transfer agent's fees and expenses.........        294,000
   Reports to shareholders....................         94,000
   Custodian's fees and expenses..............         80,000
   Registration fees..........................         65,000
   Audit fee..................................         25,000
   Legal fees.................................         20,000
   Directors' fees............................         12,000
   Insurance expense..........................          6,000
   Miscellaneous..............................          5,090
                                                 -------------
      Total expenses..........................      1,796,325
                                                 -------------
Net investment income.........................     12,074,703
Realized Gain on Investments
Net realized gain on investment
   transactions...............................          2,146
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................    $12,076,849
                                                 -------------
                                                 -------------

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended June 30,
in Net Assets                       1998               1997
Operations
   Net investment income.....  $    12,074,703    $    14,513,369
   Net realized gain on
      investment
      transactions...........            2,146             11,538
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       12,076,849         14,524,907
                               ---------------    ---------------
Dividends and distributions
   to shareholders...........      (12,076,849)       (14,524,907)
                               ---------------    ---------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............    1,699,631,087      2,755,575,802
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........        9,918,808         11,898,218
   Cost of shares
      reacquired.............   (1,756,926,128)    (2,768,786,005)
                               ---------------    ---------------
   Net decrease in net assets
      from Series share
      transactions...........      (47,376,233)        (1,311,985)
                               ---------------    ---------------
Total decrease...............      (47,376,233)        (1,311,985)
Net Assets
Beginning of year............      261,856,127        263,168,112
                               ---------------    ---------------
End of year..................  $   214,479,894    $   261,856,127
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                    PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Notes to Financial Statements       MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Special Money Market Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of only the Money Market Series (the 'Series'). Investment operations commenced January 22, 1990.

The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests in a diversified portfolio of high quality money market securities maturing in 13 months or less. The ability of issuers of securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Fund at June 30, 1998 including registration rights under which the Fund may demand registration by the issuer.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income and short-term capital gains.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), where PSI served the Fund without compensation. Effective July 1, 1998, Prudential Investment Management Securities LLC ('PIMS') became the distributor of the Fund and serves the Fund under the same terms and conditions as under the arrangement with PSI.

PIFM, PIC, PSI and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended June 30, 1998, the Series incurred fees of approximately $226,000 for the services of PMFS. As of June 30, 1998, approximately $18,700 of such fees were owed to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       8

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Financial Highlights                 MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                               Year Ended June 30,
                                                           ------------------------------------------------------------
                                                             1998         1997         1996         1995         1994
                                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains...........        .050         .049         .051         .049         .030
Dividends and distributions............................       (.050)       (.049)       (.051)       (.049)       (.030)
                                                           --------     --------     --------     --------     --------
Net asset value, end of year...........................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                           --------     --------     --------     --------     --------
                                                           --------     --------     --------     --------     --------
TOTAL RETURN(a):.......................................        5.11%        4.96%        5.19%        5.05%        3.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................    $214,480     $261,856     $263,168     $359,197     $473,057
Average net assets (000)...............................    $239,047     $298,821     $326,849     $416,899     $271,869
Ratios to average net assets:
  Expenses.............................................         .75%         .71%         .73%         .70%         .72%
  Net investment income................................        5.05%        4.86%        5.07%        4.93%        2.96%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Report of Independent Accountants    MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Prudential Special Money Market Fund, Inc.
Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Special Money Market Fund, Inc.--Money Market Series (the 'Fund') at June 30, 1998, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended June 30, 1996 were audited by other independent accountants, whose opinion dated August 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1998


Important Notice for Shareholders    PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
(Unaudited)                          MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that none of the dividends paid by the Fund qualify for state tax exclusion.
--------------------------------------------------------------------------------
                                       10

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Getting The Most From Your Prudential Mutual Fund.
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports onsuccessful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74436K104          MF141E
                   Cat.#444366W